                                                              Exhibit 6(ii)
                                                              V1-70A

Ten Day Right to Return Policy. The Owner may return this Policy for any reason within 10 days after its receipt by delivering it or mailing it to the Company or to the agent through whom it was purchased. Immediately upon such delivery or mailing the Policy will be deemed void from the beginning and any premium paid will be refunded. P-638-75

                      New England Life-Chartered in 1835

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 Agrees to Pay


A. Variable Annuity Payments to the ANNUITANT beginning on the MATURITY DATE, if the ANNUITANT is then living, and continuing pursuant to the PAYMENT OPTION specified below, the dollar amount of payments being determined as set forth in this Contract; or

B. The Death Proceeds, determined in accordance with the Death Proceeds provision of this Contract, to the BENEFICIARY on receipt of due proof that the death of the ANNUITANT occurred before the MATURITY DATE.

CONTRACT NUMBER                 DATE OF ISSUE

ANNUITANT                       NORMAL ANNUAL CONTRIBUTION

DATE OF BIRTH                   MATURITY DATE

SEX                             PAYMENT OPTION

FUND                            BENEFICIARY

OWNER


             ADDITIONAL BENEFITS PROVIDED BY SUPPLEMENTAL AGREEMENT
  Premiums for any supplemental agreements are payable in addition to Purchase
                           Payments provided herein.

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY


/s/ Joseph T. McCullen, Jr. Secretary      /s/ Edward E. Phillips  President

                                CONTRACT SUMMARY

This Is a PARTICIPATING FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT. Values are payable at death before, or upon surrender on or before, the MATURITY DATE. Purchase payments may be paid until the MATURITY DATE or until the prior death of the ANNUITANT and may be changed from time to time.

ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS A DOLLAR AMOUNT.

V1-70A

                               BENEFITS FOR YOU

PURCHASE PAYMENTS: Choice of ways to make your payments to the Company.

     Purchase payments are the amounts paid to the Company under this Contract, exclusive of premiums for additional benefits, if any, provided by supplemental agreement. An initial purchase payment of at least $10 is due and payable on the Date of Issue. Thereafter, purchase payments of $10 or more may be paid at any time while this Contract is in force until the Maturity Date or until the prior death of the Annuitant. The total purchase payments for any contract year may not exceed a maximum of three times the Normal Annual Contribution shown on the first page of the Contract except with the consent of the Company, and payment of less than the maximum shall not increase the maximum permissible for any subsequent contract year.

     If the total of the purchase payments paid in any contract year and its grace period is less than $ 100, purchase payments shall be in default as of the end of that contract year and this Contract shall continue in force as provided by the Non-Forfeiture Provision. Notwithstanding the foregoing, purchase payments shall not be deemed to be in default for the contract year of maturity and for any preceding contract year ending within 31 days of the Maturity Date.

     All payments to the Company are payable at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary. The premium for any additional benefit provided by supplemental agreement is payable in addition to the purchase payments for the Contract.

GRACE PERIOD: For completion of purchase payments for contract year.
     A grace period of 31 days shall be allowed at the end of each contract year prior to the Maturity Date for payment, or completion of payment, of purchase payments for that contract year, during which period the Contract shall continue in force. Each such purchase payment shall be applied as of the date of receipt of such purchase payment at the Home Office.

NON-FORFEITURE PROVISION: Continuation of the Contract as a paid-up annuity.
     When purchase payments are in default this Contract continues in force automatically, unless surrendered for its contract value. For the contract year of default and for each subsequent contract year during which purchase payments are in default, an annual deduction of $5 shall be made by an appropriate reduction in the number of Accumulation Units, based upon the Accumulation Unit Value as of the last day of the grace period. The benefits payable shall be as defined in the Proceeds provision.

REINSTATEMENT: To resume purchase payments after default.
     After default and while the Annuitant is living, unless this Contract has been surrendered, purchase payments may be resumed at any time prior to the Maturity Date by payment of a purchase payment of at least $10. Within five years after default, if purchase payments have not previously been resumed, the Contract may be reinstated by resumption of purchase payments in accordance with the preceding sentence and by payment of a Reinstatement Amount. The Owner may select as a Reinstatement Amount any amount not in excess of the sum of the Normal Annual Contributions for the contract year of default and for each subsequent contract year prior to the contract year of reinstatement, reduced by any purchase payments paid in the contract year of default. The Reinstatement Amount shall be applied as a purchase payment as of the date of receipt of such amount at the Home Office. Upon resumption of purchase payments, reinstatement of any supplemental agreement involving an insurance risk shall be subject to evidence of insurability satisfactory to the Company and to the payment of premiums for such supplemental agreement.



V1A               New England Mutual Life Insurance Company               Page 2

FUND
     The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Values of the Contract prior to the Maturity Date and amounts held or payable under the Variable Payment Options depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES
     Neither annuity payments nor any other values under this Contract will be adversely affected by actual expense and mortality experience.

DIVIDENDS: Distribution of surplus.
     While in force prior to the Maturity Date, this Contract shall be credited with such share of surplus, or dividend, if any, as may be apportioned thereto annually at the end of the contract year by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount. Each dividend shall be credited as a net purchase payment in the form of additional Accumulation Units, unless payment in cash is requested.

PERIODIC REPORTS
     Except when a Fixed Payment Option is in effect, the Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the number of Accumulation Units, if any, credited to the Contract, the dollar value of each such Accumulation Unit, and the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

                             VALUES OF THE CONTRACT

VALUATION DATE AND VALUATION PERIOD
     A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR
     The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and 1.0000000, less a deduction of .0000344 for each day of the Valuation Period.

     The gross investment rate for any Valuation Period shall be (a) divided by
     (b) where

     (a) is the investment income of the Fund for the Valuation Period, plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes which would be incurred by all assets of the Fund irrespective of the source of such assets, or amounts set aside by the Company as a reserve for such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund, and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

V1A                New England Mutual Life Insurance Company              Page 3

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitant and any Beneficiary or other payee under this Contract.

NET PURCHASE PAYMENTS

The after-tax purchase payment is the amount of each purchase payment reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 9% of the first $46 plus 8% of any balance of such after-tax purchase payment.

ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE
     Each net purchase payment will be credited in the form of Accumulation Units as of the date of receipt of such purchase payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The number of Accumulation Units credited will be equal to the amount of the net purchase payment divided by the Accumulation Unit Value as of such date.

     The Accumulation Unit Value was set at $1.00 on the date on which assets were first placed in the Fund. The Accumulation Unit Value as of any Valuation Date thereafter is determined by multiplying the Accumulation Unit Value as of the immediately preceding Valuation Date by the Net Investment Factor for the Valuation Period then ended. Accordingly, since Accumulation Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The Accumulation Unit Value as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

CONTRACT VALUE
     On or before the Maturity Date, the contract value shall be the number of Accumulation Units standing to the credit of this Contract multiplied by the applicable Accumulation Unit Value. The contract value shall not be increased by any supplemental agreement issued by the Company unless so stipulated in the supplemental agreement.

PROCEEDS: How to determine the amount payable.
     Proceeds payable under this Contract are determined by the following provisions. Payments under this Contract shall be made by the Company at its Home Office.

Surrender Proceeds
     At any time on or before the Maturity Date while the Annuitant is living, this Contract may be surrendered for its contract value, effective as of the Surrender Date. The Surrender Date is the date on which written request in proper form for surrender and payment in one sum or under one of the Payment Options is received at the Home Office of the Company, or, if payment is to be made under a Payment Option, such later date as may be specified in the request. A partial surrender may be made on the same basis, except that a partial surrender which would result in a remaining contract value of less than $500 shall be permitted only with the consent of the Company. In connection with such partial surrender, any Accumulation Units resulting from dividends shall first be terminated, unless otherwise requested; then Accumulation Units resulting from purchase payments shall be terminated, and for the purpose of determining the amount of death proceeds the purchase payments attributable to such Accumulation Units shall be determined as provided in the Death Proceeds provision. One sum surrender proceeds will be paid within seven days after the Surrender Date; provided, however, that the Company may defer such payment when so permitted under applicable Federal laws, rules and regulations governing the redemption of variable annuities.

V1A                New England Mutual Life Insurance Company              Page 4

Death Proceeds
     The proceeds payable upon death before the Maturity Date if the Contract has not been surrendered shall be an amount equal to the greater of (a) the sum of all purchase payments which were paid to the Company prior to the death of the Annuitant, without interest, increased by the value of any existing Accumulation Units resulting from dividends and reduced by purchase payments attributable to any partial surrenders and by any deductions for contract years during which purchase payments were in default as provided in the Non-Forfeiture Provision, and (b) the contract value as of the Death Valuation Date. The Death Valuation Date is the Valuation Date coincident with, or, if no Valuation Date coincides, the Valuation Date next following, the later of (i) the date on which due proof of death is received at the Home Office of the Company, and (ii) the date on which a written election of payment in proper form in one sum or under one of the Payment Options is first received at the Home Office of the Company; provided that if no such written election has been received at the Home Office by the end of a 90 day period following receipt at the Home Office of due proof of death, payment in one sum shall be deemed to have been elected on the last day of such period. For the purpose of determining the amount of death proceeds as defined above the purchase payments attributable to a partial surrender shall be (a) the sum of all purchase payments which were paid to the Company prior to such partial surrender less purchase payments attributable to all previous partial surrenders and any deductions for contract years during which purchase payments were in default as provided in the Non-Forfeiture Provision, multiplied by (b) a fraction of which the numerator is the partial surrender proceeds exclusive of values resulting from dividends, and the denominator is the total contract value as of the Surrender Date exclusive of values resulting from dividends. The Company has the right to require surrender of the Contract at the time of claim for the death proceeds. The death proceeds shall be paid in accordance with the beneficiary provisions.

Maturity Proceeds
     If the Annuitant is living on the Maturity Date and the Contract has not been surrendered, the maturity proceeds shall then become payable. The maturity proceeds shall be the contract value as of the Maturity Date. The maturity proceeds will automatically be used to provide monthly payments pursuant to the Payment Option specified on the first page of the Contract, with the Annuitant as Payee, unless application of the proceeds under a different Payment Option has been elected. Prior to the Maturity Date the Owner may change the election of the Payment Option to become operative on the Maturity Date.

MATURITY DATE
     The Maturity Date is that specified on the first page of the Contract, except that prior to the Maturity Date the Owner may elect that it be deferred to a date not later than the last day that the age of the Annuitant at nearest birthday is 75.

                                PAYMENT OPTIONS

OPTIONS: When available.

     The whole or part of the proceeds of this Contract may be made payable under any one of the Options in accordance with the provisions hereinafter set forth, except as may be otherwise agreed upon with the Company.

     The Options shall be available only with the consent of the Company (a) if the amount applicable thereto is less than $2,000 or (b) if an Option is elected by, or if payments under an Option are to be made to, a corporation, partnership, association or fiduciary, or (c) if the Contract is assigned other than to the Company. If necessary to bring the amount of each periodic payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.


V1A               New England Mutual Life Insurance Company               Page 5

VARIABLE PAYMENT OPTIONS

Option 1: Variable income for a specified period of years.
     Variable monthly payments for a definite number of years, not exceeding 30. The proceeds applied will be held in the Fund as a decreasing number of Accumulation Units. The initial number of Accumulation Units will be equal to the proceeds applied divided by the Accumulation Unit Value as of the date of such application. As each payment is made, a number of Accumulation Units will be terminated such that the value thereof is equal to such payment.

Option 2: Variable life income.
     Variable monthly payments (a) during the lifetime of the Payee; or (b) for a certain period of 10 or 20 years, as may be elected, and thereafter during the lifetime of the Payee.

Option 3: Variable life income with special certain period.
     Variable monthly payments for a certain period of the nearest whole number of months equal to the amount applied under this Option divided by the dollar amount of the initial monthly payment, and thereafter during the lifetime of the Payee.

Option 4: Investment Option.
     The proceeds applied will be held in the Fund as a fixed number of Accumulation Units during the lifetime of the Payee or such other period as may be agreed upon with the Company. The number of Accumulation Units will be equal to the proceeds applied divided by the Accumulation Unit Value as of the date of such application. At the death of the Payee, or at the end of the period agreed upon, the value shall be paid in one sum.

Option 5: Specified amount of income until proceeds exhausted.
     The proceeds applied will be held in the Fund as a decreasing number of Accumulation Units and payments will be made in such amounts and at such times as may be agreed upon with the Company, continuing until the amount held is exhausted, the final payment being for the balance only. The initial number of Accumulation Units will be equal to the proceeds applied divided by the Accumulation Unit Value as of the date of such application. As each payment is made, a number of Accumulation Units will be terminated such that the value thereof is equal to such payment.

Option 6: Variable life income based on two lives.
     Variable monthly payments (a) during the joint lifetime of two Payees with two-thirds of the amount of monthly income that would be payable if both Payees were living continuing during the balance of the lifetime of the survivor; or
(b) during the joint lifetime of two Payees and continuing during the balance of the lifetime of the survivor; or (c) during the joint lifetime of two Payees and continuing during the balance of the lifetime of the survivor, but in any event until payments have been made under this Option for 10 years.

AMOUNT OF MONTHLY INCOME: Variable Payment Options 1, 2, 3 and 6.
     Rates for the initial monthly payment under Variable Payment Option I shall be based on the applicable Assumed Interest Rate. Under Variable Payment Options 2, 3 and 6, rates for the initial monthly payments thereunder shall be based on the applicable Assumed Interest Rate and the mortality assumptions which are in use by the Company at the time the proceeds are applied to such Option, but in no event shall such initial monthly payment be less than that based on the mortality assumptions specified in the table on page 6 and the applicable Assumed Interest Rate. The dollar amount of the initial monthly payment is determined by dividing the proceeds applied by 1,000 and multiplying the result by the monthly payment per $1,000 shown in the table. The dollar amount of the second and each subsequent monthly payment is variable and is determined by multiplying the applicable number of Annuity Units by the Annuity Unit Value as of the latest Valuation Date which is at least 14 days prior to the date such payment is due.


V1A               New England Mutual Life Insurance Company               Page 6

Annuity Units and Annuity Unit Value
     The number of Annuity Units credited under Options 1, 2, 3 and 6 is determined by dividing the amount of the initial monthly payment under the Option by the applicable Annuity Unit Value as of the date of the initial monthly payment. This number of Annuity Units remains fixed thereafter during the annuity payment period, except that at the death of the first Payee under Option 6(a), the number of Annuity Units decreases to two-thirds of the number previously credited.

     The Annuity Unit Value depends on the Assumed Interest Rate elected and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation Period then ended, and further multiplied by the Assumed Interest Factor for each day of the Valuation Period. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The Annuity Unit Value as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

     The Assumed Interest Rate and the Assumed Interest Factor which is derived therefrom are specified on page 6, except that if such Assumed Interest Rate would result in a larger initial monthly payment than is permitted under applicable state law or regulation, the Company will select a lower Assumed Interest Rate and corresponding Assumed Interest Factor to be applicable in order to comply with such law or regulation. Subject to the consent of the Company and if permitted under applicable state law, a different Assumed Interest Rate and corresponding Assumed Interest Factor not in excess of 5% per annum compounded annually may be elected.

DIVIDENDS: Distribution of surplus.

     Variable Payment Options shall be credited with any dividends apportioned thereto by the Company. It is anticipated that any such dividends will be modest in amount.

FIXED PAYMENT OPTIONS
     In lieu of the Variable Payment Options set forth herein, the whole or part of the proceeds may be made payable under guaranteed Payment Options which do not participate in the investment performance of the Fund. Such Fixed Payment Options shall be based on the provisions and rates offered by the Company on the Date of Issue of this Contract under fixed contracts issued to a similar class of annuitants. The amount applied under a Fixed Payment Option will be transferred from the Fund to the Company's general assets, and the Company will make payments thereunder out of its general assets pursuant to the Fixed Payment Option elected.

GENERAL PROVISIONS
     Payment options becoming operative by application of the surrender proceeds, death proceeds or maturity proceeds shall become operative on the Surrender Date, Death Valuation Date or Maturity Date respectively. The initial payment under Options 1, 2. 3 and 6 shall become due when the Option becomes operative.

     Payments under Options 2, 3 and 6 shall be based upon the sex of the Payee and the age of the Payee when the Option becomes operative and shall be subject to satisfactory proof of the age of the Payee. When payment is contingent upon survival of the Payee, the Company may defer any payment until the Company has been furnished with satisfactory evidence that such Payee is living.


V1A                New England Mutual Life Insurance Company              Page 7

     If the Payee under Option 2 or 3, or one of the Payees under Option 6, dies within 30 days after the Option becomes operative, there shall become due and payable the amount applied to said Option less any payment made thereunder, and such amount shall be payable in such manner as may then be agreed upon (a) to the surviving Payee in the case of Option 6, or (b) to the next succeeding Payee in the case of Option 2 or 3, provided that if no such Payee be designated, the payment shall be made to the executors or administrators of the original Payee.

     The provisions which apply to change of beneficiary shall also apply to any election or change of election of an Option. An Option may be elected to become operative if the death of the Annuitant occurs prior to the Maturity Date, but if no such election is in effect, the beneficiary entitled to the proceeds may then make the election for his or her own benefit.

     After an Option becomes operative it may not be changed to another Option unless otherwise agreed upon with the Company at the time of election. However, if Option 1, 4 or 5 is operative, such Option may be terminated by written request to the Home Office of the Company, and the value of any remaining Accumulation Units may be paid in one sum or, if the one sum value is at least $2,000, may be made payable under one of the other Payment Options.

     Except as otherwise provided, (a) at the death of the Payee under Option 4 or 5, the value of any remaining Accumulation Units shall be paid in one sum, and (b) at the death of the Payee under Option 1, 2 or 3 or of the surviving Payee under Option 6, any unpaid certain payments shall be paid, as they become due, to the next succeeding Beneficiary or other Payee, provided that if no such Payee be designated, the value of any remaining Accumulation Units under Option 1 or the then present value of any unpaid certain payments under Option 2, 3 or 6 shall be paid in one sum to the executors or administrators of the last survivor of all Payees. Following the death of the Payee under Option 1, 2 or 3 or of the surviving Payee under Option 6, any Payee designated to receive any unpaid certain payments shall have the right, while entitled to payment, to receive in one sum the value of any remaining Accumulation Units under Option 1 or the then present value of all remaining unpaid certain payments under Option 2, 3 or 6.

     Any unpaid certain payments under Option 2, 3 or 6 shall be commuted at the Assumed Interest Rate with each remaining payment being assumed to be equal to the number of Annuity Units multiplied by the applicable Annuity Unit Value.

     The amount of a one sum payment payable by reason of the death of the Payee shall be determined as of the date on which due proof of death is received at the Home Office of the Company. The amount of any other one sum payment shall be determined as of the date the request therefor is received and will be paid within seven days thereafter; provided, however, that the Company may defer such payment when so permitted under applicable Federal laws, rules and regulations governing the redemption of variable annuities.

     When payment is contingent upon the survival of the Payee, the liability of the Company shall terminate with the last payment due prior to the death (a) of the Payee under Option 2 or 3, or (b) of the surviving Payee under Option 6. The payment in one sum of the value of any remaining Accumulation Units under Option 1, 4 or 5 or of the present value of any unpaid certain payments under Option 2, 3 or 6 shall terminate the liability of the Company.



V1A                 New England Mutual Life Insurance Company             Page 8

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     If either the age or sex of any Payee under Option 2, 3 or 6 is incorrect, the amount payable by the Company hereunder shall be that which the proceeds would have provided for the correct age and sex. Any overpayments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any underpayments by the Company shall be adjusted in like manner and credited with the next succeeding payment.

ANTICIPATION OR ALIENATION
     Except to the extent provided in this Contract or prescribed by law or otherwise agreed upon with the Company, no Payee shall have any right to assign, alienate, anticipate or commute any payments under this Contract, to make withdrawals of proceeds or to make any change in the provisions elected; and except as otherwise prescribed by law, no payment shall be subject to the debts, contracts or engagements of any Payee nor to any judicial process to levy upon or attach the same for the payment thereof.

DOLLAR AMOUNT OF THE INITIAL MONTHLY PAYMENT FOR EACH $1000 OF PROCEEDS APPLIED


                                    OPTION 1
                Variable income for a specified period of years

Years      Payment  Years  Payment  Years  Payment  years  Payment  Years  Payment  Years  Payment
1           84.65      6    15.35     11     9.09     16     6.76     21     5.56     26     4.84
2           43.05      7    13.38     12     8.46     17     6.47     22     5.39     27     4.73
1           29.19      8    11.90     13     7.94     18     6.20     23     5.24     28     4.63
4           22.27      9    10.75     14     7.49     19     5.97     24     5.09     29     4.53
5           18.12     10     9.83     15     7.10     20     5.75     25     4.96     30     4.45

          OPTION 2                                  OPTION 3
    Variable Life Income        Variable life income with special certain period

     Age of Payee                    (b)Certain                         Age of Payee                      Certain
       Nearest                       Period                               Nearest                         Period
      Birthday                                                            Birthday

Male           Female   (a) Life     10 Years   20 Years               Male      Female        Payment    Years   Months
                         Annuity
 50              55       4.63       4.59       4.44                    50         55          4.46       18         8
 51              56       4.72       4.66       4.50                    51         56          4.52       18         5
 52              57       4.81       4.75       4.56                    52         57          4.61       18         1
 53              58       4.90       4.84       4.63                    53         58          4.69       17         9
 54              59       5.00       4.93       4.69                    54         59          4.76       17         6
 55              60       5.11       5.03       4.76                    55         60          4.85       17         2
 56              61       5.22       5.13       4.83                    56         61          4.95       16        10
 57              62       5.35       5.24       4.90                    57         62          5.05       16         6
 58              63       5.48       5.35       4.97                    58         63          5.15       16         2
 59              64       5.62       5.47       5.04                    59         64          5.26       15        10
 60              65       5.76       5.60       5.11                    60         65          5.38       15         6
 61              66       5.92       5.74       5.18                    61         66          5.49       15         2
 62              67       6.10       5.88       5.25                    62         67          5.62       14        10

V1A                New England Mutual Life Insurance Company              Page 9


63              68       6.28       6.03       5.31                    63         68          5.75       14         6
64              69       6.48       6.19       5.37                    64         69          5.92       14         1
65              70       6.70       6.36       5.43                    65         70          6.06       13         9
66              71       6.93       6.53       5.48                    66         71          6.21       13         5
67              72       7.19       6.72       5.52                    67         72          6.41       13         0
68              73       7.46       6.91       5.57                    68         73          6.58       12         8
69              74       7.76       7.10       5.60                    69         74          6.80       12         3
70              75       8.08       7.30       5.63                    70         75          6.99       11        11
71              76       8.44       7.51       5.66                    71         76          7.25       11         6
72              77       8.83       7.72       5.68                    72         77          7.46       11         2
73              78       9.26       7.92       5.70                    73         78          7.75       10         9
74              79       9.72       8.12       5.71                    74         79          8.00       10         5
75              80      10.23       8.32       5.72                    75         80          8.32       10         0

                                    OPTION 6
                    Variable life income based on two lives

(a) Joint life income with              (b) Joint life income with      (c) Joint life income with
     2/3 to survivor                        full amount to survivor     10 year certain period

   Age                                         Age                                         Age
 Nearest        Age Nearest Birthday         Nearest        Age Nearest Birthday         Nearest        Age Nearest Birthday
 Birthday                Male                Birthday                Male               Birthday                Male
  Female                                      Female                                     Female
              55    60    65    70    75                  55    60    65    70    75                  55    60    65    70    75
    50      4.43  4.61  4.81  5.03  5.28       50       4.05  4.12  4.17  4.21  4.23       50       4.04  4.11  4.16  4.20  4.22
    55      4.63  4.85  5.09  5.35  5.63       55       4.25  4.36  4.45  4.52  4.57       55       4.24  4.35  4.44  4.51  4.55
    60      4.87  5.13  5.42  5.73  6.08       60       4.45  4.63  4.78  4.90  4.99       60       4.44  4.62  4.77  4.89  4.96
    65      5.13  5.44  5.81  6.21  6.64       65       4.63  4.90  5.16  5.37  5.53       65       4.62  4.89  5.14  5.34  5.48
    70      5.42  5.81  6.27  6.79  7.36       70       4.78  5.16  5.55  5.92  6.22       70       4.77  5.14  5.52  5.86  6.12
    75      5.73  6.21  6.79  7.48  8.26       75       4.90  5.37  5.92  6.50  7.05       75       4.89  5.34  5.86  6.39  6.84
    80      6.08  6.64  7.36  8.26  9.34       80       4.99  5.53  6.22  7.05  7.94       80       4.96  5.48  6.12  6.84  7.51

The rates shown above are based on the Assumed Interest Rate of 3.5% per annum and, with respect to Options 2, 3 and 6, on mortality according to the Male Group Annuity Table for 1951 with Projection on Scale C to the year 2000 and with female ages set back 5 years. Based on the specified Assumed Interest Rate, the Assumed Interest Factor is .9999058. Rates for a different Assumed Interest Rate, or for ages not shown, or for two males or two females under Option 6, will be furnished by the Company upon request.



                               GENERAL PROVISIONS

BENEFICIARY AND OWNERSHIP PROVISIONS
  The following provisions shall determine the rights of Beneficiaries and Owners, except as otherwise specifically provided.

  An individual, a fiduciary, a partnership or a corporation may be named as Beneficiary or as Owner of this Contract. No individual named as Beneficiary shall be entitled to receive payments unless he shall survive the Annuitant. The interest as Beneficiary or as Owner of a fiduciary, partnership or corporation shall inure to the successors or assigns thereof.

V1A                New England Mutual Life Insurance Company             Page 10

Naming your Beneficiary.
  A numbered sequence may be used to name successive Beneficiaries. The Beneficiary entitled to receive payment at the death of the Annuitant shall be that surviving Beneficiary designated in the lowest number of the sequence. If more than one individual is named as Beneficiary under a number of the sequence, or without a numbered sequence, whether such designation be by name or as a class or both, those Beneficiaries surviving the Annuitant shall be entitled to receive payment in equal shares. If the Annuitant dies before the Maturity Date and no Beneficiary then entitled to payment survives the Annuitant, the proceeds of the Contract shall be payable to the Owner, or, if the Annuitant was the Owner, to his executors or administrators. Every request for change of Beneficiary must be in written form satisfactory to the Company and shall take effect as of the date of such request, but only upon receipt of the request at the Home Office of the Company whether or not the Annuitant be then living; provided that the liability of the Company shall be discharged to the extent of any payment made prior to such receipt and shall not be increased by reason of such change.

The rights of the Owner - Transferring ownership.
  The Owner shall have the right, before the Maturity Date and prior to the death of the Annuitant, to assign the Contract as collateral security, to sell, assign and transfer the Contract, and to receive every benefit, and to exercise every right or option created by the Contract or permitted by the Company, including the right to designate in writing a payee other than the Annuitant to receive the income payments; and the rights of the Annuitant and of any Beneficiary shall be subject to any interest so created. The Owner shall also have the right to change the Beneficiary at any time prior to the death of the Annuitant. A numbered sequence may be used to name successive Owners. The Owner from time to time shall be the surviving Owner designated in the lowest number of the sequence. Upon the death of the last surviving designated Owner, the Owner shall be the executors or administrators of such survivor. If more than one individual is named as Owner under a number of the sequence or without a numbered sequence, whether such designation be by name or as a class or both, the Owner from time to time shall be the surviving Owners or Owner so designated, jointly if more than one. Upon the death of the last surviving joint Owner, the Owner in the absence of a designation in a higher number of the sequence shall be the executors or administrators of such survivor. Transfer of Ownership may be made by assignment or by request, as well as by enumeration of successive Owners. Such transfer by assignment shall revoke the designation of all Beneficiaries and Owners previously named, and the assignee shall be the Beneficiary and Owner. No assignment shall be binding on the Company unless in writing nor until the original or a duplicate thereof is received at the Home Office of the Company. No responsibility for the validity or effect of assignments will be assumed by the Company. Every request for transfer must be in written form satisfactory to the Company and shall take effect as of the date of such request, but only upon receipt of the request at the Home Office of the Company, whether or not the Owner or the Annuitant be then living; provided that the liability of the Company shall be discharged to the extent of any payment made prior to such receipt and shall not be increased by reason of such transfer.

  The foregoing paragraph notwithstanding, if this Contract is issued in connection with (i) a plan or trust qualifying under Section 401 or 403 (a), or
(ii) an annuity purchase plan adopted pursuant to Section 403(b), of the Internal Revenue Code, the ownership provisions are restricted as follows. Ownership of this Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose, to any person other than the Company except by an Owner who is either the trustee of a trust described in Section 401 (a) and exempt from tax under Section 501(a) of the Internal Revenue Code or the custodian of a custodian account treated as such a trust. However, an Owner who is the trustee or administrator of any plan or trust under (i) above may assign the Contract to an employee upon termination of employment. As used in this paragraph, references to sections of the Internal Revenue Code mean such sections as now or hereafter amended, or any corresponding provisions of prior or subsequent Federal revenue laws.

V1A                New England Mutual Life Insurance Company             Page 11

Definitions of words used.
  The term "children" in the designation of Beneficiaries shall mean only lawful children of a person. The term "issue" in the designation of Beneficiaries shall mean only lawful children of a person and lawful children of such children. In all cases, posthumous and legally adopted children shall be included. The phrase "provision for issue" in the designation of Beneficiaries shall mean that if the Beneficiary so designated does not survive the Annuitant, the payment to which he would have been entitled if living shall be made to his then living issue in equal shares per stirpes. Unless otherwise indicated by the context, any relationship descriptive of a Beneficiary or Owner shall be the relationship to the Annuitant. In determining the identity of any Beneficiaries or Owners designated as a class, the Company shall be entitled to rely on an affidavit of any Beneficiary, Owner or other responsible person.

CONTRACT

  This Contract is issued in consideration of the application and of the payment of an initial purchase payment. The first contract year begins on the Date of Issue, and each successive contract year begins on the anniversary of this date. Contract months are computed from the first day of each contract year.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties. All statements made by or in behalf of the Annuitant shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice-President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.

INCONTESTABILITY

  This Contract shall be incontestable after two years from its Date of Issue for misrepresentations in the application for the Contract.



                                 ENDORSEMENTS
               To be made only by the Company at its Home Office



V1S.C.             New England Mutual Life Insurance Company             Page 12

This is a PARTICIPATING FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT. Values are payable at death before, or upon surrender on or before, the MATURITY DATE. Purchase payments may be paid until the MATURITY DATE or until the prior death of the ANNUITANT and may be changed from time to time.

ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



V1-70A

                                 Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.



U:\V1-70A.DOC

                                                                          V3-70A

                      New England Life  Chartered in 1835

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

                                 Agrees to Pay

Variable Annuity Payments to the ANNUITANT beginning on the FIRST PAYMENT DATE, if the ANNUITANT is then living, and continuing thereafter during the lifetime of the ANNUITANT, the dollar amount of payments being determined as set forth in this Contract. The liability of the Company shall terminate with the last payment due prior to the death of the ANNUITANT, and no payment shall fall due hereunder if the ANNUITANT dies before the FIRST PAYMENT DATE.

CONTRACT NUMBER                         DATE OF ISSUE

ANNUITANT                               SINGLE PURCHASE PAYMENT

DATE OF BIRTH                           NUMBER OF ANNUITY UNITS

SEX                                     FIRST PAYMENT DATE

FUND                                    FREQUENCY OF PAYMENT

OWNER                                   ASSUMED INTEREST RATE

                                        ASSUMED INTEREST FACTOR

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

/s/ Edward E. Phillips Secretary                  /s/ Abram T. Collier President

                               CONTRACT SUMMARY

THIS IS A PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE ANNUITY CONTRACT WITHOUT REFUND.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS A DOLLAR AMOUNT.


V3-70A

PURCHASE PAYMENT

     The Single Purchase Payment is due on the Date of Issue and is payable to the Company at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary.

FUND

     The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Annuity payments payable under the Contract depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES

     Annuity payments under this Contract will not be adversely affected by actual expense and mortality experience.

PERIODIC REPORTS

     The Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

VALUATION DATE AND VALUATION PERIOD

     A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and
1.0000000 less a deduction of .0000274 for each day of the Valuation Period.

     The gross investment rate for any Valuation Period shall be (a) divided by
(b) where



V3                 New England Mutual Life Insurance Company              Page 2

     (a) is the investment income of the Fund for the Valuation Period, plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes which would be incurred by all assets of the Fund irrespective of the source of such assets, or amounts set aside by the Company as a reserve for such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitants and any other payee under this Contract.

NET PURCHASE PAYMENT

     The after-tax purchase payment is the amount of the Single Purchase reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 8% of the first $5,000, plus 4% of the next $95,000, plus 2% of any balance of such after-tax purchase payment.

ANNUITY UNITS AND ANNUITY UNIT VALUE

     The net purchase payment shall be credited in the form of Annuity Units as of the date of receipt of the Single Purchase Payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The basis of such credit shall be rates determined according to the Male Group Annuity Table for 1951, with Projection on Scale C to the year 1970 and with female ages set back 5 years, and interest at the Assumed Interest Rate specified on the first page of the Contract. The number of Annuity Units so credited is specified on the first page of the Contract and remains fixed thereafter during the annuity payment period. The dollar amount of any annuity payment or payments due less than 14 days following the date as of which the net purchase payment is so credited is determined by multiplying the number of Annuity Units by the Annuity Unit Value on such date. The dollar amount of each subsequent annuity payment is variable and is determined by multiplying the number of Annuity Units by the Annuity Unit Value as of the latest Valuation Date which is at least 14 days prior to the date such payment is due. If necessary to bring the amount of each payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.


V3                 New England Mutual Life Insurance Company              Page 3

  The Annuity Unit Value depends on the Assumed Interest Rate, which is specified on the first page of the Contract, and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation Period then ended, and further multiplied for each day of the Valuation Period by the Assumed Interest Factor, which is based on the Assumed Interest Rate and is specified on the first page of the Contract. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

DIVIDENDS:  Distribution of surplus.

     This contract shall be credited with any dividends apportioned thereto by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount.

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     The issue of this Contract is based upon the date of birth and sex of the Annuitants as shown on the first page. If either the date of birth or sex is incorrect, the amount payable by the Company hereunder shall be that which the next purchase payment would have provided for the correct date of birth and sex. Any over-payments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any under-payments by the Company shall be adjusted in like manner and credited with the next succeeding payment. The Company may defer any payment until the Company has been furnished with satisfactory evidence that the Annuitant is living.

OWNERSHIP

     The Owner has the right to exercise any right, option or benefit permitted by the Company.

ASSIGNMENTS

     There shall be no right to assign, alienate or commute this Contract or any payment hereunder, nor to anticipate any benefits; and, except as otherwise prescribed by law, no payment whatsoever under this Contract shall be subject to the debts, contracts or engagements of the Annuitant or of any other payee, or to any legal process to levy upon or attach the same for payment thereof. In the event of any attempted assignment or other transfer of any rights hereunder, the Company shall not be charged with notice thereof unless such attempted


V3                 New England Mutual Life Insurance Company              Page 4
assignment or transfer is in writing and unless the original or a duplicate thereof is filed at the Home Office; and the Company shall have the right, in its sole discretion, to make each payment, as it falls due, to the joint order of the purported assignee or transferee and of the payee who but for the attempted assignment or instrument would be entitled to the same. No responsibility for the validity of any assignment or other transfer will be assumed by the Company.

CONTRACT

     This Contract is issued in consideration of the application and of the payment of the Single Purchase Payment. Payments under this Contract shall be made by the Company at the Home Office.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties.
All statements made by or in behalf of the Annuitant shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.



                                  ENDORSEMENTS
               To be made only by the Company at its Home Office



THIS IS A PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE LIFE ANNUITY CONTRACT WITHOUT REFUND.


ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

V3-70

                                 Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.

                                                                          V4-70A

                      New England Life  Chartered in 1835
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 Agrees to Pay

Variable Annuity Payments to the ANNUITANT beginning on the FIRST PAYMENT DATE if the ANNUITANT is then living and continuing thereafter during the lifetime of the ANNUITANT, the dollar amount of payments being determined as set forth in this Contract. Upon receipt of due proof of the death of the ANNUINTANT before payments have been made for the CERTAIN PERIOD specified below, payments, each on its due date, shall be continued to the BENEFICIARY for the balance of the CERTAIN PERIOD. When a payment is contingent upon the survival of the ANNUITANT, the liability of the Company shall terminate with the last payment due prior to the death of the ANNUITANT.

CONTRACT NUMBER        DATE OF ISSUE

ANNUITANT              SINGLE PURCHASE PAYMENT

DATE OF BIRTH          NUMBER OF ANNUITY UNITS

SEX                    CERTAIN PERIOD

FUND                   FIRST PAYMENT DATE

OWNER                  FREQUENCY OF PAYMENT

                       ASSUMED INTEREST RATE

                       ASSUMED INTEREST FACTOR

                       BENEFICIARY

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

/s/ Edward E. Phillips  Secretary      /s/ Abram T. Collier  President

                                CONTRACT SUMMARY

THIS IS A PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE LIFE ANNUITY CONTRACT WITH CERTAIN PERIOD.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS A DOLLAR AMOUNT.

V4-70A

PURCHASE PAYMENT

          The Single Purchase Payment is due on the Date of Issue and is payable to the Company at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary.

FUND

          The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Annuity payments payable under the Contract depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES

          Annuity payments under this Contract will not be adversely affected by actual expense and mortality experience.

PERIODIC REPORTS

          The Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

VALUATION DATE AND VALUATION PERIOD

          A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR

          The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and 1.0000000 less a deduction of .0000274 for each day of the Valuation Period.

          The gross investment rate for any Valuation Period shall be (a) divided by (b) where



V4                New England Mutual Life Insurance Company               Page 2

     (a) is the investment income of the Fund for the Valuation Period, plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes which would be incurred by all assets of the Fund irrespective of the source of such assets, or amounts set aside by the Company as a reserve for such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitant and any other payee under this Contract.

NET PURCHASE PAYMENT

     The after-tax purchase payment is the amount of the Single Purchase payment reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 8% of the first $5,000, plus 4% of the next $95,000, plus 2% of any balance of such after-tax purchase payment.

ANNUITY UNITS AND ANNUITY UNIT VALUE

     The net purchase payment shall be credited in the form of Annuity Units as of the date of receipt of the Single Purchase Payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The basis of such credit shall be rates determined according to the Male Group Annuity Table for 1951, with Projection on Scale C to the year 1970 and with female ages set back 5 years, and interest at the Assumed Interest Rate specified on the first page of the Contract. The number of Annuity Units so credited is specified on the first page of the Contract and remains fixed thereafter during the annuity payment period. The dollar amount of any annuity payment or payments due less than 14 days following the date as of which the net purchase payment is so credited is determined by multiplying the number of Annuity Units by the Annuity Unit Value on such date. The dollar amount of each subsequent annuity payment is variable and is determined by multiplying the number of Annuity Units by the Annuity Unit Value as of the

V4                New England Mutual Life Insurance Company               Page 3
latest Valuation Date which is at least 14 days prior to the date such payment is due. If necessary to bring the amount of each payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.

     The Annuity Unit Value depends on the Assumed Interest Rate, which is specified on the first page of the Contract, and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation Period then ended, and further multiplied for each day of the Valuation Period by the Assumed Interest Factor, which is based on the Assumed Interest Rate and is specified on the first page of the Contract. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

DIVIDENDS:  Distribution of surplus.

     This contract shall be credited with any dividends apportioned thereto by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount.

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     The issue of this Contract is based upon the date of birth and sex of the Annuitant as shown on the first page. If either the date of birth or sex is incorrect, the amount payable by the Company hereunder shall be that which the net purchase payment would have provided for the correct date of birth and sex. Any over-payments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any under-payments by the Company shall be adjusted in like manner and credited with the next succeeding payment. When payment is contingent upon survival of the Annuitant, the Company may defer any payment until the Company has been furnished with satisfactory evidence that such Annuitant is living.

BENEFICIARY AND OWNERSHIP PROVISIONS

     The following provisions shall determine the rights of Beneficiaries and of the Owner, except as otherwise specifically provided.

     A numbered sequence may be used to name successive Beneficiaries. The Beneficiary from time to time entitled to receive payment shall be that surviving Beneficiary designated in

V4                New England Mutual Life Insurance Company               Page 4
the lowest number of the sequence at the time any payment is due. If more than one individual is named as Beneficiary under a number of the sequence, or without a numbered sequence, whether such designation be by name or as a class or both, those surviving Beneficiaries at the time a payment is due shall be entitled to receive payment in equal shares.

     Following the death of the Annuitant, any Beneficiary designated to receive any unpaid certain payments shall have the right, while entitled to payment, to receive in one sum the then present value of all remaining unpaid certain payments.

     If the last survivor of the Annuitant and all Beneficiaries dies before all certain payments provided by the Contract shall have been paid, the then present value of any unpaid certain payments shall be paid in one sum to the executors or administrators of such last survivor.

     Any unpaid certain payments shall be commuted at the Assumed Interest Rate with each remaining payment being assumed to be equal to the number of Annuity Units multiplied by the applicable Annuity Unit Value.

     The amount of a one sum payment payable by reason of the death of the last survivor of the Annuitant and all Beneficiaries shall be determined as of the date on which due proof of such death is received at the Home Office of the Company. The amount of any other one sum payment shall be determined as of the date the request therefor is received and will be paid within seven days thereafter; provided, however, that the Company may defer such payment when so permitted under applicable Federal laws, rules and regulations governing the redemption of variable annuities.

     The Owner shall have the right to change the Beneficiary and to exercise any right, option or benefit permitted by the Company and the rights of any Beneficiary shall be subject to any interest so created. Every request for change of Beneficiary must be in written form satisfactory to the Company and shall take effect as of the date of such request but only upon receipt of the request at the Home Office of the Company whether or not the Owner or the Annuitant be then living; provided that the liability of the Company shall be discharged to the extent of any payment made prior to such receipt and shall not be increased by reason of such change.

ASSIGNMENTS

     Subject to the Beneficiary and Ownership Provisions, there shall be no right to assign, alienate or commute this Contract or any payment hereunder, nor to anticipate any benefits; and, except as otherwise prescribed by law, no payment whatsoever under this Contract shall be subject to the debts, contracts or engagements of either Annuitant or of any other payee, or to any legal process to levy upon or attach the same for the payment thereof. In the event of any attempted assignment or other transfer of any rights hereunder, the Company shall not be charged with notice thereof unless such attempted assignment or transfer is in writing and

V4                New England Mutual Life Insurance Company               Page 5
unless the original or a duplicate thereof is filed at the Home Office; and the Company shall have the right, in its sole discretion, to make each payment, as it falls due, to the joint order of the purported assignee or transferee and of the payee who but for the attempted assignment or instrument would be entitled to the same. No responsibility for the validity of any assignment or other transfer will be assumed by the Company.

CONTRACT

     This Contract is issued in consideration of the application and of the payment of the Single Purchase Payment. Payments under this Contract shall be made by the Company at the Home Office.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties.
All statements made by or in behalf of the Annuitant shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.

V3                New England Mutual Life Insurance Company               Page 6

                                  ENDORSEMENTS
               To be made only by the Company at its Home Office





THIS IS A PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE LIFE ANNUITY CONTRACT WITH CERTAIN PERIOD.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


V4-70


                                 Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.

                                                                          V5-70A

                      New England Life - Chartered in 1835
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 Agrees to Pay

Variable Annuity Payments to the PRIMARY ANNUITANT beginning on the FIRST PAYMENT DATE and continuing during the joint lifetime of the ANNUITANTS with two-thirds of the amount that would be payable if both ANNUITANTS were living payable to the survivor during the balance of the lifetime of the survivor, the dollar amount of payments being determined as set forth in this Contract. When a payment is contingent upon survival of an ANNUITANT, the liability of the Company shall terminate with the last payment due prior to the death of such ANNUITANT, and no payment shall fall due hereunder if such death occurs before the FIRST PAYMENT DATE.

CONTRACT NUMBER           DATE OF ISSUE

PRIMARY ANNUITANT         SINGLE PURCHASE PAYMENT

     DATE OF BIRTH        NUMBER OF ANNUITY UNITS

     SEX                  FIRST PAYMENT DATE

SECONDARY ANNUITANT       FREQUENCY OF PAYMENT

     DATE OF BIRTH        ASSUMED INTEREST RATE

     SEX                  ASSUMED INTEREST FACTOR

FUND

OWNER

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

/s/ Edward E. Phillips  Secretary      /s/ Abram T. Collier  President

                                CONTRACT SUMMARY

This is a PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE JOINT AND SURVIVORSHIP ANNUITY CONTRACT with TWO-THIRDS of the VARIABLE ANNUITY PAYMENTS continuing to the SURVIVOR.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

V5-70A

PURCHASE PAYMENT

     The Single Purchase Payment is due on the Date of Issue and is payable to the Company at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary.

FUND

     The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Annuity payments payable under the Contract depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES

     Annuity payments under this Contract will not be adversely affected by actual expense and mortality experience.

PERIODIC REPORTS

     The Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

VALUATION DATE AND VALUATION PERIOD

     A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and
1.0000000 less a deduction of .0000274 for each day of the Valuation Period.

     The gross investment rate for any Valuation Period shall be (a) divided by
(b) where

     (a) is the investment income of the Fund for the Valuation Period, plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes which would be incurred by all assets of the Fund irrespective of the source of such assets, or amounts set aside by the Company as a reserve for

V5            New England Mutual Life Insurance Company                   Page 2
          such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitants and any other payee under this Contract.

NET PURCHASE PAYMENT

     The after-tax purchase payment is the amount of the Single Purchase payment reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 8% of the first $5,000, plus 4% of the next $95,000, plus 2% of any balance of such after-tax purchase payment.

ANNUITY UNITS AND ANNUITY UNIT VALUE

     The net purchase payment shall be credited in the form of Annuity Units as of the date of receipt of the Single Purchase Payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The basis of such credit shall be rates determined according to the Male Group Annuity Table for 1951, with Projection on Scale C to the year 1970 and with female ages set back 5 years, and interest at the Assumed Interest Rate specified on the first page of the Contract. The number of Annuity Units so credited is specified on the first page of the Contract and remains fixed thereafter during the joint lifetime of the Annuitants, reducing to two-thirds of such number during the balance of the lifetime of the survivor. The dollar amount of any annuity payment or payments due less than 14 days following the date as of which the net purchase payment is so credited is determined by multiplying the number of Annuity Units by the Annuity Unit Value on such date. The dollar amount of each subsequent annuity payment is variable and is determined by multiplying the number of Annuity Units by the Annuity Unit Value as of the latest Valuation Date which is at least 14 days prior to the date such payment is due. If necessary to bring the amount of each payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.

     The Annuity Unit Value depends on the Assumed Interest Rate, which is specified on the first page of the Contract, and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the

V5              New England Mutual Life Insurance Company                 Page 3
immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation Period then ended, and further multiplied for each day of the Valuation Period by the Assumed Interest Factor, which is based on the Assumed Interest Rate and is specified on the first page of the Contract. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

DIVIDENDS:  Distribution of surplus.

     This contract shall be credited with any dividends apportioned thereto by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount.

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     The issue of this Contract is based upon the dates of birth and sexes of the Annuitants as shown on the first page. If any of these statements is incorrect, the amount payable by the Company hereunder shall be that which the net purchase payment would have provided on the correct basis. Any over-payments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any under-payments by the Company shall be adjusted in like manner and credited with the next succeeding payment. When payment is contingent upon survival of an Annuitant, the Company may defer any payment until the Company has been furnished with satisfactory evidence that such Annuitant is living.

OWNERSHIP

     The Owner has the right to exercise any right, option or benefit permitted by the Company.

ASSIGNMENTS

     There shall be no right to assign, alienate or commute this Contract or any payment hereunder, nor to anticipate any benefits; and, except as otherwise prescribed by law, no payment whatsoever under this Contract shall be subject to the debts, contracts or engagements of either Annuitant or of any other payee, or to any legal process to levy upon or attach the same for the payment thereof. In the event of any attempted assignment or other transfer of any rights hereunder, the Company shall not be charged with notice thereof unless such attempted assignment or transfer is in writing and unless the original or a duplicate thereof is filed at the Home Office; and the Company shall have the right, in its sole discretion, to make each payment, as it falls due, to the joint order of the purported assignee or transferee and of the payee who but for the attempted assignment or instrument would be entitled to the same. No responsibility for the validity of any assignment or other transfer will be assumed by the Company.

V5              New England Mutual Life Insurance Company                 Page 4

CONTRACT

     This Contract is issued in consideration of the application and of the payment of the Single Purchase Payment. Payments under this Contract shall be made by the Company at the Home Office.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties.
All statements made by or in behalf of the Annuitants shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.



V5              New England Mutual Life Insurance Company                Page 5

                                  ENDORSEMENTS
               To be made only by the Company at its Home Office







This is a PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE JOINT AND SURVIVORSHIP ANNUITY CONTRACT with TWO-THIRDS of the VARIABLE ANNUITY PAYMENTS continuing to the SURVIVOR.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


V5-70


                                 Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.

                                                                          V6-70A

                      New England Life  Chartered in 1835
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 Agrees to Pay

Variable Annuity Payments to the PRIMARY ANNUITANT beginning on the FIRST PAYMENT DATE and continuing during the joint lifetime of the ANNUITANTS with payments continuing to the survivor during the balance of the lifetime of the survivor, the dollar amount of payments being determined as set forth in this Contract. When a payment is contingent upon survival of an ANNUITANT, the liability of the Company shall terminate with the last payment due prior to the death of such ANNUITANT, and no payment shall fall due hereunder if such death occurs before the FIRST PAYMENT DATE.

CONTRACT NUMBER          DATE OF ISSUE

PRIMARY ANNUITANT        SINGLE PURCHASE PAYMENT

     DATE OF BIRTH       NUMBER OF ANNUITY UNITS

     SEX                 FIRST PAYMENT DATE

SECONDARY ANNUITANT      FREQUENCY OF PAYMENT

     DATE OF BIRTH       ASSUMED INTEREST RATE

     SEX                 ASSUMED INTEREST FACTOR

FUND

OWNER

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

/s/ Edward E. Phillips  Secretary      /s/ Abram T. Collier  President

                                CONTRACT SUMMARY

This is a PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE JOINT AND SURVIVORSHIP ANNUITY CONTRACT with FULL VARIABLE ANNUITY PAYMENTS continuing to the SURVIVOR.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

V6-70A

PURCHASE PAYMENT

     The Single Purchase Payment is due on the Date of Issue and is payable to the Company at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary.

FUND

     The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Annuity payments payable under the Contract depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES

     Annuity payments under this Contract will not be adversely affected by actual expense and mortality experience.

PERIODIC REPORTS

     The Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

VALUATION DATE AND VALUATION PERIOD

     A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and
1.0000000 less a deduction of .0000274 for each day of the Valuation Period.

     The gross investment rate for any Valuation Period shall be (a) divided by
(b) where

     (a) is the investment income of the Fund for the Valuation Period, plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes which would be incurred by all assets of the Fund irrespective of

V6                   New England Mutual Life Insurance Company            Page 2
          the source of such assets, or amounts set aside by the Company as a reserve for such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund, and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitant and any other payee under this Contract.

NET PURCHASE PAYMENT

     The after-tax purchase payment is the amount of the Single Purchase payment reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 8% of the first $5,000, plus 4% of the next $95,000, plus 2% of any balance of such after-tax purchase payment.

ANNUITY UNITS AND ANNUITY UNIT VALUE

     The net purchase payment shall be credited in the form of Annuity Units as of the date of receipt of the Single Purchase Payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The basis of such credit shall be rates determined according to the Male Group Annuity Table for 1951, with Projection on Scale C to the year 1970 and with female ages set back 5 years, and interest at the Assumed Interest Rate specified on the first page of the Contract. The number of Annuity Units so credited is specified on the first page of the Contract and remains fixed thereafter during the annuity payment period. The dollar amount of any annuity payment or payments due less than 14 days following the date as of which the net purchase payment is so credited is determined by multiplying the number of Annuity Units by the Annuity Unit Value on such date. The dollar amount of each subsequent annuity payment is variable and is determined by multiplying the number of Annuity Units by the Annuity Unit Value as of the latest Valuation Date which is at least 14 days prior to the date such payment is due. If necessary to bring the amount of each payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.

     The Annuity Unit Value depends on the Assumed Interest Rate, which is shown on the first page of the Contract, and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation

V6                   New England Mutual Life Insurance Company            Page 3

Period then ended, and further multiplied for each day of the Valuation Period by the Assumed Interest Factor, which is based on the Assumed Interest Rate and is specified on the first page of the Contract. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

DIVIDENDS:  Distribution of surplus.

     This contract shall be credited with any dividends apportioned thereto by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount.

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     The issue of this Contract is based upon the dates of birth and sexes of the Annuitants as shown on the first page. If any of these statements is incorrect, the amount payable by the Company hereunder shall be that which the net purchase payment would have provided on the correct basis. Any over-payments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any under-payments by the Company shall be adjusted in like manner and credited with the next succeeding payment. When payment is contingent upon survival of an Annuitant, the Company may defer any payment until the Company has been furnished with satisfactory evidence that such Annuitant is living.

OWNERSHIP

     The Owner has the right to exercise any right, option or benefit permitted by the Company.

ASSIGNMENTS

     There shall be no right to assign, alienate or commute this Contract or any payment hereunder, nor to anticipate any benefits; and, except as otherwise prescribed by law, no payment whatsoever under this Contract shall be subject to the debts, contracts or engagements of either Annuitant or of any other payee, or to any legal process to levy upon or attach the same for the payment thereof. In the event of any attempted assignment or other transfer of any rights hereunder, the Company shall not be charged with notice thereof unless such attempted assignment or transfer is in writing and unless the original or a duplicate thereof is filed at the Home Office; and the Company shall have the right, in its sole discretion, to make each payment, as it falls due, to the joint order of the purported assignee or transferee and of the payee who but for the attempted assignment or instrument would be entitled to the same. No responsibility for the validity of any assignment or other transfer will be assumed by the Company.


V6                  New England Mutual Life Insurance Company             Page 4

CONTRACT

     This Contract is issued in consideration of the application and of the payment of the Single Purchase Payment. Payments under this Contract shall be made by the Company at the Home Office.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties.
All statements made by or in behalf of the Annuitants shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.


                                  ENDORSEMENTS
               To be made only by the Company at its Home Office



This is a PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE JOINT AND SURVIVORSHIP ANNUITY CONTRACT with FULL VARIABLE ANNUITY PAYMENTS continuing to the SURVIVOR.



ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



V6-70A

Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.


u:\V6

                                                                          V7-70A

                      New England Life  Chartered in 1835
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                 Agrees to Pay

Variable Annuity Payments to the PRIMARY ANNUITANT beginning on the FIRST PAYMENT DATE and continuing during the joint lifetime of the ANNUITANTS with payments continuing to the survivor during the balance of the lifetime of the survivor, the dollar amount of payments being determined as set forth in this Contract. Upon receipt of due proof of the death of both ANNUITANTS before payments have been made for a Certain Period of 10 Years, payments, each on its due date, shall be continued to the BENEFICIARY for the balance of such period. When a payment is contingent upon survival of an ANNUITANT, the liability of the Company shall terminate with the last payment due prior to the death of such ANNUITANT.

CONTRACT NUMBER                     DATE OF ISSUE

PRIMARY ANNUITANT                   SINGLE PURCHASE PAYMENT

     DATE OF BIRTH                  NUMBER OF ANNUITY UNITS

     SEX                            FIRST PAYMENT DATE

SECONDARY ANNUITANT                 FREQUENCY OF PAYMENT

     DATE OF BIRTH                  ASSUMED INTEREST RATE

     SEX                            ASSUMED INTEREST FACTOR

FUND                                BENEFICIARY

OWNER

 The provisions hereinafter set forth are hereby made a part of this Contract.
     Signed at the Home Office, 501 Boylston Street, Boston, Massachusetts
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

/s/ Edward E. Phillips  Secretary                /s/ Abram T. Collier  President

                                CONTRACT SUMMARY

This is a PARTICIPATING SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE JOINT AND SURVIVORSHIP ANNUITY CONTRACT with CERTAIN PERIOD OF 10 YEARS.

ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

V7-70A

PURCHASE PAYMENT

     The Single Purchase Payment is due on the Date of Issue and is payable to the Company at the Home Office in exchange for a receipt signed by the Secretary or an Assistant Secretary.

FUND

     The Fund, the title of which is specified on the first page of the Contract, is a separate investment account established by the Company pursuant to Massachusetts law. Annuity payments payable under the Contract depend on the investment performance of the Fund and are variable. The portion of the assets of the Fund equal to the reserves and other contract liabilities with respect to the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct.

GUARANTEES

     Annuity payments under this Contract will not be adversely affected by actual expense and mortality experience.

PERIODIC REPORTS

     The Company will periodically furnish the Owner a report containing such information as may be required by applicable Federal or state laws, including, as of a date not more than two months prior to the date of mailing, the investments held in the Fund. This information will be furnished semi-annually after the first contract year, or more often as required by applicable Federal or state laws.

VALUATION DATE AND VALUATION PERIOD

     A Valuation Date is each day that the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange. Each Valuation Date, together with any immediately preceding day or consecutive days which are not Valuation Dates, shall constitute a Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor applicable to this Contract for any Valuation Period shall be the sum of the gross investment rate for such period and
1.0000000 less a deduction of .0000274 for each day of the Valuation Period.

     The gross investment rate for any Valuation Period shall be (a) divided by
(b) where

     (a) is the investment income of the Fund for the Valuation Period plus capital gains minus capital losses for the period, whether realized or unrealized, less deductions of: (1) any taxes, which would be incurred by all assets of the Fund irrespective of the source of such assets, or amounts set aside by the Company as a reserve for

V7                New England Mutual Life Insurance Company               Page 2
          such taxes, arising from the income and realized and unrealized capital gains on assets of the Fund, (2) brokerage commissions and taxes, if any, in connection with the purchase or sale of securities for the account of the Fund and chargeable to the Fund and (3) fees and expenses of the Board of Managers of the Fund, including the auditing of Fund assets as required by the Investment Company Act of 1940; and

     (b) is the value of the total assets of the Fund at the beginning of the Valuation Period less any assets set aside by the Company within the Fund as a reserve for taxes described in (a) (1) above.

     The gross investment rate may be positive or negative. The determination by the Company of the gross investment rate will be conclusive upon the Owner of this Contract, any assignee, the Annuitants and any other payee under this Contract.

NET PURCHASE PAYMENT

     The after-tax purchase payment is the amount of the Single Purchase payment reduced by any applicable state premium tax. The net purchase payment is the after-tax purchase payment reduced by 8% of the first $5,000, plus 4% of the next $95,000, plus 2% of any balance of such after-tax purchase payment.

ANNUITY UNITS AND ANNUITY UNIT VALUE

     The net purchase payment shall be credited in the form of Annuity Units as of the date of receipt of the Single Purchase Payment at the Home Office or, if later, the date the application for the Contract is approved by the Company at its Home Office. The basis of such credit shall be rates determined according to the Male Group Annuity Table for 1951, with Projection on Scale C to the year 1970 and with female ages set back 5 years, and interest at the Assumed Interest Rate specified on the first page of the Contract. The number of Annuity Units so credited is specified on the first page of the Contract and remains fixed thereafter during the annuity payment period. The dollar amount of any annuity payment or payments due less than 14 days following the date as of which the net purchase payment is so credited is determined by multiplying the number of Annuity Units by the Annuity Unit Value on such date. The dollar amount of each subsequent annuity payment is variable and is determined by multiplying the number of Annuity Units by the Annuity Unit Value as of the latest Valuation Date which is at least 14 days prior to the date such payment is due. If necessary to bring the amount of each payment to at least $20, the Company may change the period of payment to quarterly, semi-annual or annual.

V7                New England Mutual Life Insurance Company               Page 3

     The Annuity Unit Value depends on the Assumed Interest Rate, which is specified on the first page of the Contract, and on the Net Investment Factor. The Annuity Unit Values were set at $1.00 on the date on which assets were first placed in the Fund. An Annuity Unit Value as of any Valuation Date thereafter is equal to the corresponding Annuity Unit Value as of the immediately preceding Valuation Date multiplied by the Net Investment Factor for the Valuation Period then ended, and further multiplied for each day of the Valuation Period by the Assumed Interest Factor, which is based on the Assumed Interest Rate and is specified on the first page of the Contract. Accordingly, since Annuity Unit Values depend upon the investment performance of the Fund, they may increase or decrease from Valuation Date to Valuation Date. The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the next succeeding Valuation Date.

DIVIDENDS:  Distribution of surplus.

     This contract shall be credited with any dividends apportioned thereto by the Company. Any such dividends are expected to accrue, if at all, in later contract years, as a result of more favorable expense and mortality experience than assumed. It is anticipated that any such dividends will be modest in amount.

ADJUSTMENT OF BENEFIT IN CASE OF INCORRECT AGE OR SEX

     The issue of this Contract is based upon the dates of birth and sexes of the Annuitants as shown on the first page. If any of these statements is incorrect, the amount payable by the Company hereunder shall be that which the net purchase payment would have provided on the correct basis. Any over-payments by the Company on account of such error, with interest thereon at the rate of five per cent per annum compounded annually, shall be charged against the current and next succeeding payment or payments to be made by the Company, and any under-payments by the Company shall be adjusted in like manner and credited with the next succeeding payment. When payment is contingent upon survival of an Annuitant, the Company may defer any payment until the Company has been furnished with satisfactory evidence that such Annuitant is living.

BENEFICIARY AND OWNERSHIP PROVISIONS

     The following provisions shall determine the rights of Beneficiaries and of the Owner, except as otherwise specifically provided. A numbered sequence may be used to name successive Beneficiaries. The Beneficiary from time to time entitled to receive payment shall be that surviving Beneficiary designated in the lowest number of the sequence at the time any payment is due. If more than one individual is named as Beneficiary under a number of the sequence, or without a numbered sequence, whether such designation be by name or as a class or both, those surviving Beneficiaries at the time a payment is due shall be entitled to receive payments in equal shares.

V7                New England Mutual Life Insurance Company               Page 4

     Following the death of both Annuitants, any Beneficiary designated to receive any unpaid certain payments shall have the right, while entitled to payment, to receive in one sum the then present value of all remaining certain payments.

     If the last survivor of both Annuitants and all Beneficiaries dies before all certain payments provided by the Contract shall have been paid, the then present value of any unpaid certain payments shall be paid in one sum to the executors or administrators of such last survivor.

     Any unpaid certain payments shall be commuted at the Assumed Interest Rate with each remaining payment being assumed to be equal to the number of Annuity Units multiplied by the applicable Annuity Unit Value.

     The amount of a one sum payment payable by reason of the death of the last survivor of both Annuitants and all Beneficiaries shall be determined as of the date on which due proof of such death is received at the Home Office of the Company. The amount of any other one sum payment shall be determined as of the date the request therefor is received and will be paid within seven days thereafter; provided, however, that the Company may defer such payment when so permitted under applicable Federal laws, rules and regulations governing the redemption of variable annuities.

     The Owner shall have the right to change the Beneficiary and to exercise any right, option or benefit permitted by the Company and the rights of any Beneficiary shall be subject to any interest so created. Every request for change of Beneficiary must be in written form satisfactory to the Company and shall take effect as of the date of such request but only upon receipt of the request at the Home Office of the Company whether or not the Owner or either Annuitant be then living; provided that the liability of the Company shall be discharged to the extent of any payment made prior to such receipt and shall not be increased by reason of such change.

ASSIGNMENTS

     Subject to the Beneficiary and Ownership Provisions, there shall be no right to assign, alienate or commute this Contract or any payment hereunder, nor to anticipate any benefits; and, except as otherwise prescribed by law, no payment whatsoever under this Contract shall be subject to the debts, contracts or engagements of either Annuitant or of any other payee, or to any legal process to levy upon or attach the same for the payment thereof. In the event of any attempted assignment or other transfer of any rights hereunder, the Company shall not be charged with notice thereof unless such attempted assignment or transfer is in writing and unless the original or a duplicate thereof is filed at the Home Office; and the Company shall have the right, in its sole discretion, to make each payment, as it falls due, to the joint order of the purported assignee or transferee and of the payee who but for the attempted assignment or instrument would be entitled to the same. No responsibility for the validity of any assignment or other transfer will be assumed by the Company.

V7                New England Mutual Life Insurance Company               Page 5

CONTRACT

     This Contract is issued in consideration of the application and of the payment of the Single Purchase Payment. Payments under this Contract shall be made by the Company at the Home Office.

     This Contract and the application, a copy of which is attached to and made a part of this Contract, constitute the entire contract between the parties.
All statements made by or in behalf of the Annuitants shall be deemed representations and not warranties; and no such statement shall be used in defense to a claim unless contained in the application and unless a copy of such application is attached to this Contract when issued. No endorsement or alteration of this Contract and no waiver of any of its provisions shall be valid unless made in writing by the Company and signed by its President, Vice President, Secretary or Assistant Secretary; and no other person shall have authority to bind the Company in any manner.



                                  ENDORSEMENTS
               To be made only by the Company at its Home Office



This is a Participating Single Purchase Payment Immediate Variable Joint and Survivorship Annuity Contract with Certain Period of 10 Years.


ANNUITY PAYMENTS PROVIDED BY THIS CONTRACT, WHICH ARE BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


V7-70
                                 Voting Rights

The Owner of this Contract has the right to vote, either in person or by proxy, at meetings of the owners of variable annuity contracts which depend on the investment performance of the Fund. Information as to the number of votes attributable to this Contract will be supplied in advance of each meeting.

The Owner of this Contract is also a member of the New England Mutual Life Insurance Company and is entitled to one vote, either in person or by proxy, at any and all meetings of said Company. The Annual Meetings of the Company are held at its Home Office on the third Wednesday of March, in each year, at eleven o'clock A.M.